Exhibit 99.1
EARNINGS RELEASE
USCB Financial Holdings, Inc. Reports Record Fully Diluted EPS of

$0.40 for Q2 2025; ROAA of 1.22% and
ROAE of 14.29%
MIAMI, FL – July 24, 2025 – USCB Financial Holdings, Inc. (the “Company”) (NASDAQ: USCB) , the holding company for U.S.
Century Bank

(the “Bank”),

reported net

income of

$8.1 million

or $0.40

per fully

diluted share

for the

three months

ended June 30,
2025, compared with net income of $6.2 million or $0.31 per fully diluted share for the same period in 2024.

“We are proud to report

another consecutive record

quarter, with continued improvement in

our profitability ratios reflecting

the strength
of our core operations” said Luis de

la Aguilera,

Chairman, President and CEO.

“This quarter, NIM reached

3.28%, driven by healthy
loan growth and disciplined

deposit pricing. We remain focused on

sustaining this momentum while

prudently managing risk and

capital
allocation to deliver long-term value to our shareholders.”

Unless otherwise stated,

all percentage comparisons

in the bullet points

below are calculated

at or for the

quarter ended June 30,

2025
compared to at or for the quarter ended June 30, 2024 and annualized where appropriate.
Profitability
•
Annualized return on

average assets for the

quarter ended June 30,

2025 was 1.22%

compared to 1.01%

for the second

quarter of
2024.

•
Annualized return

on average

stockholders’ equity

for the quarter

ended June 30,

2025 was

14.29%

compared to

12.63% for

the
second quarter of 2024.

•
The efficiency ratio for the quarter ended June 30, 2025 was 51.77%

compared to 56.33% for the second quarter of 2024.

•
Net interest margin for the quarter ended June 30, 2025 was 3.28

%

compared to 2.94% for the second quarter of 2024.
•
Net interest

income before

provision for

credit losses

was $21.0 million

for the

quarter ended

June 30, 2025,

an increase

of $3.7
million or 21.5% compared to $17.3 million for the same period in

2024.
Balance Sheet
•
Total

assets were $2.7

billion at June 30,

2025, representing

an increase

of $261.2 million or

10.6% from

$2.5 billion

at June 30,
2024.
•
Total

loans held for investment

were $2.1 billion at June 30,

2025, representing an

increase of $244.1 million or

13.1% from $1.9
billion at June 30, 2024.
• Total deposits were $2.3 billion at June 30, 2025, representing an increase of $279.0 million or 13.6% from $2.1 billion at June 30,
2024.
•
Total

stockholders’ equity

was $231.6 million

at June 30,

2025, representing

an increase

of $30.6

million or

15.2% from

$201.0
million at

June 30, 2024.

Total

stockholders’ equity

included accumulated

comprehensive loss

of $41.8

million at

June 30, 2025
compared to accumulated comprehensive loss of $44.7 million at June 30, 2024.

Asset Quality
•
The allowance for credit losses (“ACL”) increased by $2.7 million to $24.9 million at June 30, 2025 from $22.2 million at

June 30,
2024.
•
The ACL represented 1.18%

of total loans at June 30, 2025 and 1.19% at June 30, 2024.

• The provision for credit loss was $1.0 million for the quarter ended June 30, 2025, an increase of $245 thousand compared to $786 thousand for the same period in 2024.
•
The ratio

of non-performing

loans to

total loans

was 0.06%

at June 30,

2025 and

0.04% at

June 30, 2024.

Non-performing loans
totaled $1.4 million at June 30, 2025 and $758 thousand at June 30, 2024.
Non-interest Income and Non-interest Expense
•
Non-interest income was

$3.4 million for

the three months

ended June 30, 2025, an

increase of $159

thousand or 5.0%

compared
to $3.2 million for the same period in 2024.

•
Non-interest expense was $12.6 million for the three months ended June 30, 2025, an increase of

$1.1 million or 9.3% compared to
$11.6 million for the same period in 2024.

Capital
• On July 21, 2025, the Company’s Board of Directors declared a quarterly cash dividend of $0.10 per share of the Company’s Class
A common stock. The dividend will be paid on September 5, 2025 to shareholders of record at the close of business on August 15,
2025.
•
As of June 30,

2025,
total risk-based capital

ratios for the Company

and the Bank

were 13.73% and 13.67%,

respectively,

well in
excess of regulatory requirements.
•
Tangible book

value per common share (a non-GAAP

measure) was $11.53

at June 30, 2025, representing an

increase of $0.30 or
10.7% annualized from $11.23 at March

31, 2025. At June 30,

2025, tangible book value

per common share was

negatively affected
by ($2.08) per share

due to an accumulated

comprehensive loss of

$41.8 million mostly due

to changes in the

market value of the
Company’s

available for

sale securities.

At March

31, 2025,

tangible book

value per

common share

was negatively

affected

by
($2.05) per share due to an accumulated comprehensive loss of $41.1 million.
Conference Call and Webcast

The Company

will host

a conference

call on

Friday,

July

25, 2025,

at 11:00

a.m. Eastern Time

to discuss

the Company’s

unaudited
financial results for the quarter

ended June 30, 2025. To

access the conference call, dial (833)

816-1416 (U.S. toll-free)

and ask to join
the USCB Financial Holdings Call.

Additionally,

interested

parties can

listen to

a live

webcast

of the

call in

the “Investor

Relations” section

of the

Company’s

website
at www.uscentury.com

.

An archived version of the webcast will be available in the same location shortly after the live call has ended.
About USCB Financial Holdings, Inc.
USCB Financial Holdings, Inc.

is the bank holding company for

U.S. Century Bank. Established in 2002,

U.S. Century Bank is one of
the largest

community banks

headquartered

in Miami,

and one

of the

largest community

banks in

the State

of Florida.

U.S. Century
Bank is rated 5-Stars by BauerFinancial, the nation’s leading independent bank rating firm. U.S. Century Bank offers customers a wide
range of

financial products

and services

and supports

numerous community

organizations,

including

the Greater

Miami Chamber

of
Commerce, the South Florida Hispanic Chamber of Commerce, and ChamberSouth. For more information about us or to find a banking
center near you, please call (305) 715-5200 or visit www.uscentury.com.
Forward-Looking Statements
This earnings release

may contain statements

that are not

historical in nature

and are intended

to be, and

are hereby identified

as, forward-
looking

statements

for

purposes

of

the

safe

harbor

provided

by

Section

21E

of

the

Securities

Exchange

Act

of

1934,

as

amended.
Forward-looking statements are

those that are

not historical facts.

The words “may,”

“will,” “anticipate,” “could,”

“should,” “would,”
“believe,” “contemplate,” “expect,” “aim,” “plan,” “estimate,” “seek,” “continue,” and “intend,”, the negative of these terms, as well as other similar words

and expressions of

the future, are

intended to identify

forward-looking statements. These forward-looking

statements
include, but are not limited

to, statements related to our

projected growth, anticipated future

financial performance, and management’s
long-term performance goals, as well as statements

relating to the anticipated effects on our results of

operations and financial condition
from expected or potential developments or events, or business and growth strategies, including anticipated internal growth and balance sheet restructuring.
These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from
those anticipated in such statements. Potential risks and uncertainties include,

but are not limited to:

•
the strength of the United States economy in general and the strength of the local economies in which we conduct operations;
•
our ability to successfully manage interest rate risk, credit risk, liquidity risk,

and other risks inherent to our industry;
•
the

accuracy

of

our

financial

statement

estimates

and

assumptions,

including

the

estimates

used

for

our

credit

loss

reserve

and
deferred tax asset valuation allowance;
•
the efficiency and effectiveness of our internal

control procedures and processes;
•
our ability to comply with

the extensive laws and

regulations to which we are

subject, including the laws for

each jurisdiction where
we operate;
•
adverse changes or conditions in capital and financial markets, including actual or potential stresses in the banking industry;
• deposit attrition and the level of our uninsured deposits;
•
legislative

or

regulatory

changes and

changes

in

accounting

principles,

policies,

practices or

guidelines,

including

the on-going
effects of the Current Expected Credit Losses (“CECL”) standard;
•
the

lack

of

a

significantly

diversified

loan

portfolio

and

our

concentration

in

the

South

Florida

market,

including

the

risks

of
geographic,

depositor,

and

industry

concentrations,

including

our

concentration

in

loans

secured

by

real

estate,

in

particular,
commercial real estate;
• the effects of climate change;
• the concentration of ownership of our common stock;
• fluctuations in the price of our common stock;
•
our ability to

fund or access

the capital markets

at attractive rates

and terms and

manage our growth,

both organic

growth as well
as growth through other means, such as future acquisitions;
•
inflation, interest rate, unemployment rate, and market

and monetary fluctuations;
•
the effects of potential new or increased tariffs

and trade restrictions;
• the impact of international hostilities and geopolitical events;
•
increased competition

and its effect

on the pricing

of our products

and services as

well as our

interest rate spread

and net interest
margin;
• the loss of key employees;
•
the effectiveness

of our risk management

strategies, including operational

risks, including, but

not limited to, client,

employee, or
third-party fraud and security breaches; and
•
other risks described in this earnings release and other filings we make with the

Securities and Exchange Commission (“SEC”).
All forward-looking

statements are

necessarily only

estimates of

future results,

and there

can be

no assurance

that actual

results will
not differ

materially from

expectations. Therefore,

you are

cautioned not

to place

undue reliance

on any

forward-looking statements.
Further, forward-looking statements included in this

earnings release are

made only as

of the date

hereof, and we

undertake no obligation
to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statements are made

or
to reflect the occurrence of unanticipated

events, unless required to do

so under the federal securities laws.

You

should also review the
risk factors described in the reports the Company filed or will file with the SEC.
Non-GAAP Financial Measures
This earnings release

includes financial information determined

by methods other

than in accordance

with generally accepted

accounting
principles (“GAAP”). This financial

information includes certain

operating performance measures. Management

has included these

non-
GAAP

measures

because

it

believes

these

measures

may

provide

useful

supplemental

information

for

evaluating

the

Company’s
operations and

underlying performance

trends. Further,

management uses these

measures in

managing and

evaluating the Company’s
business and intends to refer to

them in discussions about our operations

and performance. Operating performance

measures should be
viewed

in

addition

to,

and

not

as

an

alternative

to

or

substitute

for,

measures

determined

in

accordance

with

GAAP,

and

are

not
necessarily

comparable

to

non-GAAP

measures

that

may

be

presented

by

other

companies.

Reconciliations

of

these

non-GAAP
measures

to

the most

directly

comparable

GAAP measures

can be

found

in the

‘Non-GAAP

Reconciliation

Tables’

included

in the
exhibits to this earnings release.
All numbers included in this press release are unaudited unless otherwise noted.
Contacts:
Investor Relations
InvestorRelations@uscentury.com
Media Relations
Martha Guerra-Kattou

MGuerra@uscentury.com

USCB FINANCIAL HOLDINGS, INC.
CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)
Three Months Ended June 30, Six Months Ended June 30,
2025 2024 2025 2024
Interest income:
Loans, including fees $ 31,946 $ 28,017 $ 62,191 $ 54,660
Investment securities 3,432 3,069 6,456 5,880
Interest-bearing deposits in financial institutions 776 1,531 1,485 2,964
Total interest income 36,154 32,617 70,132 63,504
Interest expense:
Interest-bearing checking deposits 285 391 623 760
Savings and money market deposits 9,410 10,071 18,745 20,465
Time deposits 4,343 3,222 8,261 6,516
FHLB advances and other borrowings 1,082 1,622 2,354 3,294
Total interest expense 15,120 15,306 29,983 31,035
Net interest income before provision for credit losses 21,034 17,311 40,149 32,469
Provision for credit losses 1,031 786 1,712 1,196
Net interest income after provision for credit losses 20,003 16,525 38,437 31,273
Non-interest income:

Service fees 2,402 1,977 4,733 3,628
Gain on sale of securities available for sale, net - 14 - 14
Gain on sale of loans held for sale, net 151 417 676 484
Other non-interest income 817 803 1,677 1,549
Total non-interest income 3,370 3,211 7,086 5,675
Non-interest expense:

Salaries and employee benefits 7,954 7,353 15,590 13,663
Occupancy 1,337 1,266 2,621 2,580
Regulatory assessments and fees 396 476 817 909
Consulting and legal fees 263 263 456 855
Network and information technology services 564 479 1,069 986
Other operating expense 2,120 1,723 4,133 3,741
Total non-interest expense 12,634 11,560 24,686 22,734
Net income before income tax expense 10,739 8,176 20,837 14,214
Income tax expense 2,599 1,967 5,039 3,393
Net income $ 8,140 $ 6,209 $ 15,798 $ 10,821
Per share information:

Net income per common share, basic $ 0.41 $ 0.32 $ 0.79 $ 0.55
Net income per common share, diluted $ 0.40 $ 0.31 $ 0.78 $ 0.55
Cash dividends declared $ 0.10 $ 0.05 $ 0.20 $ 0.10
Weighted average shares outstanding:
Common shares, basic 20,059,264 19,650,681 20,040,205 19,642,006
Common shares, diluted 20,295,794 19,717,167 20,299,585 19,707,561

USCB FINANCIAL HOLDINGS, INC.
SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024
Income statement data:
Net interest income before provision for credit losses $ 21,034 $ 19,115 $ 19,358 $ 18,109 $ 17,311
Provision for credit losses 1,031 681 1,030 931 786
Net interest income after provision for credit losses 20,003 18,434 18,328 17,178 16,525
Service fees 2,402 2,331 2,667 2,544 1,977
Gain on sale of securities available for sale, net - - - - 14
Gain on sale of loans held for sale, net 151 525 154 109 417
Other non-interest income 817 860 806 785 803
Total non-interest income 3,370 3,716 3,627 3,438 3,211
Salaries and employee benefits 7,954 7,636 7,930 7,200 7,353
Occupancy 1,337 1,284 1,337 1,341 1,266
Regulatory assessments and fees 396 421 405 452 476
Consulting and legal fees 263 193 552 161 263
Network and information technology services 564 505 494 513 479
Other operating expense 2,120 2,013 2,136 1,787 1,723
Total non-interest expense 12,634 12,052 12,854 11,454 11,560
Net income before income tax expense 10,739 10,098 9,101 9,162 8,176
Income tax expense 2,599 2,440 2,197 2,213 1,967
Net income $ 8,140 $ 7,658 $ 6,904 $ 6,949 $ 6,209
Per share information:
Net income per common share, basic $ 0.41 $ 0.38 $ 0.35 $ 0.35 $ 0.32
Net income per common share, diluted $ 0.40 $ 0.38 $ 0.34 $ 0.35 $ 0.31
Cash dividends declared $ 0.10 $ 0.10 $ 0.05 $ 0.05 $ 0.05
Balance sheet data (at period-end):

Cash and cash equivalents $ 54,819 $ 97,984 $ 77,035 $ 38,486 $ 77,261
Securities available-for-sale $ 285,382 $ 275,139 $ 260,221 $ 259,527 $ 236,444
Securities held-to-maturity $ 158,740 $ 161,790 $ 164,694 $ 167,001 $ 169,606
Total securities $ 444,122 $ 436,929 $ 424,915 $ 426,528 $ 406,050
Loans held for investment
(1)
$ 2,113,318 $ 2,036,212 $ 1,972,848 $ 1,931,362 $ 1,869,249
Allowance for credit losses $ (24,933) $ (24,740) $ (24,070) $ (23,067) $ (22,230)
Total assets $ 2,719,474 $ 2,677,382 $ 2,581,216 $ 2,503,954 $ 2,458,270
Non-interest-bearing demand deposits $ 584,895 $ 605,489 $ 575,159 $ 637,313 $ 579,243
Interest-bearing deposits $ 1,750,766 $ 1,704,080 $ 1,598,845 $ 1,489,304 $ 1,477,459
Total deposits $ 2,335,661 $ 2,309,569 $ 2,174,004 $ 2,126,617 $ 2,056,702
FHLB advances and other borrowings $ 108,000 $ 108,000 $ 163,000 $ 118,000 $ 162,000
Total liabilities $ 2,487,891 $ 2,452,294 $ 2,365,828 $ 2,290,038 $ 2,257,250
Total stockholders' equity $ 231,583 $ 225,088 $ 215,388 $ 213,916 $ 201,020
Capital ratios:
(2)

Leverage ratio 9.72% 9.61% 9.53% 9.34% 9.03%
Common equity tier 1 capital 12.52% 12.48% 12.28% 12.01% 11.93%
Tier 1 risk-based capital 12.52% 12.48% 12.28% 12.01% 11.93%
Total risk-based capital

13.73% 13.72% 13.51% 13.22% 13.12%
(1)

Loan amounts include deferred fees/costs.
(2)

Reflects the Company's regulatory capital ratios which

are provided for informational purposes only; as a small

bank holding company, the Company is not subject
to regulatory capital requirements. The Bank's total risk-based capital at June 30, 2025 was 13.67%.

USCB FINANCIAL HOLDINGS, INC.
AVERAGE BALANCES, RATIOS, AND OTHER DATA

(UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024
Average balance sheet data:
Cash and cash equivalents $ 71,388 $ 82,610 $ 56,937 $ 87,937 $ 107,831
Securities available-for-sale $ 281,840 $ 265,154 $ 255,786 $ 244,882 $ 263,345
Securities held-to-maturity $ 160,443 $ 163,510 $ 165,831 $ 168,632 $ 171,682
Total securities $ 442,283 $ 428,664 $ 421,617 $ 413,514 $ 435,027
Loans held for investment
(1)
$ 2,057,445 $ 1,986,856 $ 1,958,566 $ 1,878,230 $ 1,828,487
Total assets $ 2,677,198 $ 2,606,593 $ 2,544,592 $ 2,485,434 $ 2,479,222
Interest-bearing deposits $ 1,710,568 $ 1,652,147 $ 1,547,789 $ 1,468,067 $ 1,473,513
Non-interest-bearing demand deposits $ 580,121 $ 563,040 $ 590,829 $ 609,456 $ 610,370
Total deposits $ 2,290,689 $ 2,215,187 $ 2,138,618 $ 2,077,523 $ 2,083,883
FHLB advances and other borrowings $ 116,527 $ 138,944 $ 151,804 $ 156,043 $ 162,000
Total liabilities $ 2,448,706 $ 2,387,088 $ 2,328,877 $ 2,278,793 $ 2,281,467
Total stockholders' equity $ 228,492 $ 219,505 $ 215,715 $ 206,641 $ 197,755
Performance ratios:
Return on average assets
(2)
1.22% 1.19% 1.08% 1.11% 1.01%
Return on average equity
(2)
14.29% 14.15% 12.73% 13.38% 12.63%
Net interest margin
(2)
3.28% 3.10% 3.16% 3.03% 2.94%
Non-interest income to average assets
(2)
0.50% 0.58% 0.57% 0.55% 0.52%
Non-interest expense to average assets
(2)
1.89% 1.88% 2.01% 1.83% 1.88%
Efficiency ratio
(3)
51.77% 52.79% 55.92% 53.16% 56.33%
Loans by type (at period end):
(4)
Residential real estate $ 307,020 $ 301,164 $ 289,961 $ 283,477 $ 256,807
Commercial real estate $ 1,206,621 $ 1,150,129 $ 1,136,417 $ 1,095,112 $ 1,053,030
Commercial and industrial $ 263,966 $ 256,326 $ 258,311 $ 246,539 $ 248,525
Correspondent banks $ 110,155 $ 103,026 $ 82,438 $ 103,815 $ 112,510
Consumer and other

$ 218,426 $ 218,711 $ 198,091 $ 198,604 $ 194,644
Asset quality data:
Allowance for credit losses to total loans 1.18% 1.22% 1.22% 1.19% 1.19%
Allowance for credit losses to non-performing loans 1825% 595% 889% 846% 2,933%
Total non-performing loans
(5)
$ 1,366 $ 4,156 $ 2,707 $ 2,725

$ 758
Non-performing loans to total loans 0.06% 0.20% 0.14% 0.14% 0.04%
Non-performing assets to total assets
(5)
0.05% 0.16% 0.10% 0.11% 0.03%
Net charge-offs (recoveries of) to average loans
(2)
0.14% 0.00% (0.00)% (0.00)% (0.00)%
Net charge-offs (recovery) of credit losses $ 702 $ 2 $ (11) $ (6) $ (2)
Interest rates and yields:
(2)
Loans held for investment

6.23% 6.17% 6.25% 6.32% 6.16%
Investment securities

3.06% 2.81% 2.63% 2.61% 2.80%
Total interest-earning assets 5.64% 5.51% 5.57% 5.61% 5.54%
Deposits
(6)
2.46% 2.49% 2.48% 2.66% 2.64%
FHLB advances and other borrowings 3.72% 3.71% 3.81% 4.05% 4.03%
Total interest-bearing liabilities 3.32% 3.37% 3.47% 3.79% 3.76%
Other information:
Full-time equivalent employees 203 201 199 198 197
(1)

Loan amounts include deferred fees/costs.
(2)

Annualized.
(3)

Efficiency ratio is defined as total non-interest expense divided by sum of net interest income and total non-interest

income.
(4)

Loan amounts exclude deferred fees/costs.
(5)

The amounts for total non-performing loans and total non-performing assets are the same at the dates presented since there was

no other real estate owned (OREO)
recorded at any of the dates presented.
(6) Reflects effect of non-interest-bearing deposits.

USCB FINANCIAL HOLDINGS, INC.

NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands)
Three Months Ended June 30,
2025 2024
Average

Balance Interest Yield/Rate
(1)
Average

Balance Interest Yield/Rate
(1)
Assets
Interest-earning assets:
Loans held for investment
(2)
$ 2,057,445 $ 31,946 6.23% $ 1,828,487 $ 28,017 6.16%
Investment securities
(3)
449,624 3,432 3.06% 440,559 3,069 2.80%
Other interest-earning assets 63,974 776 4.87% 100,371 1,531 6.13%
Total interest-earning assets 2,571,043 36,154 5.64% 2,369,417 32,617 5.54%
Non-interest-earning assets 106,155

109,805

Total assets $ 2,677,198 $ 2,479,222
Liabilities and stockholders' equity

Interest-bearing liabilities:
Interest-bearing checking deposits $ 46,694 285 2.45% $ 56,369 391 2.79%
Saving and money market deposits 1,211,513 9,410 3.12% 1,101,272 10,071 3.68%
Time deposits 452,361 4,343 3.85% 315,872 3,222 4.10%
Total interest-bearing deposits 1,710,568 14,038 3.29% 1,473,513 13,684 3.74%
FHLB advances and other borrowings 116,527 1,082 3.72% 162,000 1,622 4.03%
Total interest-bearing liabilities 1,827,095 15,120 3.32% 1,635,513 15,306 3.76%
Non-interest-bearing demand deposits 580,121

610,370

Other non-interest-bearing liabilities 41,490 35,584
Total liabilities 2,448,706

2,281,467

Stockholders' equity 228,492 197,755
Total liabilities and stockholders' equity $ 2,677,198

$ 2,479,222

Net interest income $ 21,034 $ 17,311
Net interest spread
(4)
2.32% 1.78%
Net interest margin
(5)
3.28% 2.94%
(1)

Annualized.
(2)

Average loan balances include non-accrual loans. Interest income on loans includes accretion of deferred loan fees, net of deferred loan costs.
(3)

At fair value except for securities held to maturity. This amount includes

FHLB stock.
(4)

Net interest spread is the average yield earned on total

interest-earning assets minus the average rate paid on total interest-bearing liabilities.
(5)

Net interest margin is the ratio of net interest income to total interest-earning assets.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024
Pre-tax pre-provision ("PTPP") income:
(1)
Net income $ 8,140 $ 7,658 $ 6,904 $ 6,949 $ 6,209
Plus: Provision for income taxes 2,599 2,440 2,197 2,213 1,967
Plus: Provision for credit losses 1,031 681 1,030 931 786
PTPP income $ 11,770 $ 10,779 $ 10,131 $ 10,093 $ 8,962
PTPP return on average assets:
(1)

PTPP income $ 11,770 $ 10,779 $ 10,131 $ 10,093 $ 8,962
Average assets $ 2,677,198 $ 2,606,593 $ 2,544,592 $ 2,485,434 $ 2,479,222
PTPP return on average assets
(2)
1.76% 1.68% 1.58% 1.62% 1.45%

Operating net income:
(1)
Net income $ 8,140 $ 7,658 $ 6,904 $ 6,949 $ 6,209
Less: Net gains on sale of securities - - - - 14
Less: Tax effect on sale of securities - - - - (4)
Operating net income $ 8,140 $ 7,658 $ 6,904 $ 6,949 $ 6,199

Operating PTPP income:
(1)
PTPP income $ 11,770 $ 10,779 $ 10,131 $ 10,093 $ 8,962
Less: Net gains on sale of securities - - - - 14
Operating PTPP income $ 11,770 $ 10,779 $ 10,131 $ 10,093 $ 8,948
Operating PTPP return on average assets:
(1)

Operating PTPP income $ 11,770 $ 10,779 $ 10,131 $ 10,093 $ 8,948
Average assets $ 2,677,198 $ 2,606,593 $ 2,544,592 $ 2,485,434 $ 2,479,222
Operating PTPP return on average assets
(2)
1.76% 1.68% 1.58% 1.62% 1.45%

Operating return on average assets:
(1)
Operating net income $ 8,140 $ 7,658 $ 6,904 $ 6,949 $ 6,199
Average assets $ 2,677,198 $ 2,606,593 $ 2,544,592 $ 2,485,434 $ 2,479,222
Operating return on average assets
(2)
1.22% 1.19% 1.08% 1.11% 1.01%
Operating return on average equity:
(1)
Operating net income $ 8,140 $ 7,658 $ 6,904 $ 6,949 $ 6,199
Average equity $ 228,492 $ 219,505 $ 215,715 $ 206,641 $ 197,755
Operating return on average equity
(2)
14.29% 14.15% 12.73% 13.38% 12.61%
Operating Revenue:
(1)

Net interest income
$ 21,034

$ 19,115

$ 19,358

$ 18,109

$ 17,311

Non-interest income

3,370 3,716 3,627

3,438

3,211

Less: Net gains on sale of securities
- - - - 14

Operating revenue
$ 24,404 $ 22,831 $ 22,985 $ 21,547 $ 20,508
Operating Efficiency Ratio:
(1)

Total non-interest expense
$ 12,634

$ 12,052

$ 12,854

$ 11,454

$ 11,560

Operating revenue
$ 24,404 $ 22,831 $ 22,985 $ 21,547 $ 20,508

Operating efficiency ratio
51.77% 52.79% 55.92% 53.16% 56.37%
(1) The Company believes these non-GAAP measurements are

key indicators of the ongoing earnings power of the

Company.
(2)

Annualized.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024
Tangible book value per common share (at period-end):
(1)
Total stockholders' equity $ 231,583 $ 225,088 $ 215,388 $ 213,916 $ 201,020
Less: Intangible assets - - - - -
Tangible stockholders' equity $ 231,583 $ 225,088 $ 215,388 $ 213,916 $ 201,020
Total shares issued and outstanding (at period-end):
Total common shares issued and outstanding 20,078,385 20,048,385 19,924,632 19,620,632 19,630,632
Tangible book value per common share
(2)
$ 11.53 $ 11.23 $ 10.81 $ 10.90 $ 10.24
Operating diluted net income per common share:
(1)
Operating net income $ 8,140 $ 7,658 $ 6,904 $ 6,949 $ 6,199
Total weighted average diluted shares of common stock 20,295,794 20,319,535 20,183,731 19,825,211 19,717,167
Operating diluted net income per common share: $ 0.40 $ 0.38

$

0.34

$

0.35

$

0.31
Tangible Common Equity/Tangible Assets
(1)

Tangible stockholders' equity
$ 231,583 $ 225,088 $ 215,388 $ 213,916 $ 201,020

Tangible total assets
(3)
$ 2,719,474

$

2,677,382

$

2,581,216

$

2,503,954

$

2,458,270
Tangible Common Equity/Tangible Assets 8.52% 8.41% 8.34% 8.54% 8.18%
(1)

The Company believes these non-GAAP measurements

are key indicators of the ongoing earnings power

of the Company.
(2)

Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.
(3) Since the Company has no intangible assets, tangible

total assets is the same amount as total assets calculated

under GAA
P.